Exhibit 99.1
Execution Copy
3,878,993 Units
ONCOTHYREON INC.
PLACEMENT AGENCY AGREEMENT
May 19, 2009
BOENNING & SCATTERGOOD, INC.
as Placement Agent
4 Tower Bridge
200 Barr Harbor Drive, Suite 300
West Conshohocken, PA 19428-2979
Ladies and Gentlemen:
     Oncothyreon Inc., a Delaware corporation (the “Company”), proposes pursuant to this Placement Agency Agreement (this “Agreement”) and Subscription Agreements in the form attached hereto as Exhibit A (the “Subscription Agreements”) to issue and sell to certain investors (collectively, the “Investors”) an aggregate of 3,878,993 units (the “Units”), with each Unit consisting of (i) one share (each a “Share,” and collectively, the “Shares”) of common stock, par value $ 0.0001 per share, of the Company (the “Common Stock) and (ii) one warrant to purchase 0.75 of a share of Common Stock at an exercise price of $3.92 (each a “Warrant,” and collectively the “Warrants”). The Shares and Warrants will be issued separately. The terms and conditions of the Warrants are set forth in the form attached hereto as Exhibit B. The Company desires to engage Boenning & Scattergood, Inc. (the “Placement Agent”) as the exclusive placement agent in connection with the sale of the Units. The shares of Common Stock of the Company to be issued upon exercise of the Warrants are herein referred to as the “Warrant Shares.”
     The Company hereby confirms its agreement with the Placement Agent concerning the sale of the Units, as follows:
     1. Registration Statement. The Company has prepared and filed with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Securities Act”), a registration statement (File No. 333-149837) including a prospectus, relating to the Units. Such registration statement, as amended at the time of its effectiveness, including the information, if any, deemed pursuant to Rule 430A, 430B or 430C under the Securities Act to be part of the registration statement at the time of its effectiveness (“Rule 430 Information”), is referred to herein as the “Registration Statement”; the term “Basic Prospectus” means the prospectus dated as of August 12, 2008 in the form first used (or made available upon request of purchasers pursuant to Rule 173 under the Securities Act) in connection with confirmation of sales of the Units; the term “Prospectus” means the Basic Prospectus, as supplemented by the prospectus supplement specifically relating to the Units in the form first used (or made available upon request of purchasers pursuant to Rule 173 under the Securities Act) in connection with confirmation of sales of the Units. If the Company has filed an abbreviated registration statement pursuant to Rule 462(b) under the Securities Act (the “Rule 462 Registration Statement”), then any reference herein to the term “Registration Statement” shall be deemed to include such Rule 462 Registration Statement. Any reference in this Agreement to the Registration Statement or the Prospectus shall be deemed to refer to and include documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act, and any reference to “amend,” “amendment” or “supplement” with respect to the Registration Statement or the Prospectus shall be deemed to refer to and include any documents filed after such date under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Exchange Act”) that are deemed to be incorporated therein. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Registration Statement and the Prospectus.
     At or prior to the time when sales of the Units were first made, which, for the purposes of this Agreement shall mean 5:00 pm ET on the date hereof (the “Time of Sale”), the Company had prepared the following information: the Basic Prospectus and each “free-writing prospectus” (as defined pursuant to Rule 405 under the Securities Act) listed on Annex A hereto (collectively with the form of Subscription Agreement, form of Warrant, Section 3 hereof and the pricing information set forth on Annex A, the “Time of Sale Information”).
     2. Agreement to Act As the Placement Agent. (a) Upon the basis of the representations and warranties of the Company, the Company engages the Placement Agent to act as the exclusive placement agent, on a best efforts basis, in connection with the offer and sale by the Company of the Units to the Investors. As compensation for services rendered, at the closing of the transactions contemplated hereby the Company shall cause the Placement Agent to be paid, by Federal Funds wire transfer to an account or accounts designated by the Placement Agent, an aggregate amount equal to 6.0% of the gross proceeds received by the Company in respect of the sale of the Units. The Units are being sold at a price of $2.85 per Unit. The Placement Agent may retain other brokers or dealers to act as subagents on its behalf in connection with the offering and sale of the Units; provided that the Company will only be obligated to pay the Placement Agent for services rendered hereunder.
     (b) This Agreement shall not give rise to any commitment by the Placement Agent or any of its affiliates to underwrite or purchase any of the Units, and the Placement Agent shall have no authority to bind the Company in respect of the sale of any Units. The Placement Agent shall communicate to the Company each reasonable offer or indication of interest received by it to purchase the Units. The Company shall have the sole right to accept offers to purchase the Units and may reject any such offer in whole or in part.
     (c) The Company acknowledges and agrees that the Placement Agent is acting solely in the capacity of an arm’s length contractual counterparty to the Company with respect to the offering of the Units contemplated hereby (including in connection with determining the terms of the offering) and not as a financial advisor or a fiduciary to, or an agent of, the Company or any other person. Additionally, the Company acknowledges and agrees that the Placement Agent is not advising the Company or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction. The Company shall consult with their own advisors concerning such matters and shall be responsible for making their own independent investigation and appraisal of the transactions contemplated hereby, and waives to the fullest extent permitted by applicable law any claims that it may have made against the Placement Agent arising from an alleged breach of fiduciary duty in connection with the offering of the Units and the Placement Agent shall have no responsibility or liability to the Company with respect to any purported breach of fiduciary duty in connection with the offering of the Units. Any due diligence review by the Placement Agent of the Company, the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of the Placement Agent and shall not be on behalf of the Company.
     (d) The purchases of the Units by the Investors shall be evidenced by the execution of the Subscription Agreement by each of the parties thereto. The Units shall be delivered electronically and the cost of original issue tax stamps and other transfer taxes, if any, in connection with the issuance and delivery of the Units by the Company to the Investors shall be borne by the Company.
     3. Representations and Warranties of the Company. The Company represents and warrants to the Placement Agent that:
     (a) [Reserved.]
     (b) Time of Sale Information. The Time of Sale Information, at the Time of Sale did not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation and warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to the Placement Agent furnished to the Company in writing by the Placement Agent expressly for use in such Time of Sale Information. No order preventing or suspending the use of any of the Time of Sale Information has been issued by the Commission.
     (c) Issuer Free Writing Prospectus. The Company (including its agents and representatives, other than the Placement Agent in its capacity as such) has not made, used, prepared, authorized, approved or referred to and will not prepare, make, use, authorize, approve or refer to any “written communication” (as defined in Rule 405 under the Securities Act) that constitutes an offer to sell or solicitation of an offer to buy the Units (each such communication by the Company or its agents and representatives (other than a communication referred to in clause (i) below) an “Issuer Free Writing Prospectus”) other than (i) any document not constituting a prospectus pursuant to Section 2(a)(10)(a) of the Securities Act or Rule 134 under the Securities Act or (ii) the documents listed on Annex A hereto and other written communications approved in writing in advance by the Placement Agent. Each such Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the offer and sale of the Units (or until any earlier date that the Company notifies the Placement Agent) did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement, the Time of Sale Information or the Prospectus; provided that the Company makes no representation and warranty with respect to any statements or omissions made in each such Issuer Free Writing Prospectus in reliance upon and in conformity with information relating to the Placement Agent furnished to the Company in writing by the Placement Agent expressly for use in any Issuer Free Writing Prospectus.
     (d) Registration Statement and Prospectus. The Registration Statement has been declared effective by the Commission. The Company and the offering of the Units contemplated by this Agreement meet the requirements for use of Form S-3 under the Securities Act, and the Company has filed with the Commission, the Registration Statement on such form, including the Basic Prospectus, for registration under the Securities Act of the offering and sale of the Units, and the Company has prepared and used a Preliminary Prospectus in connection with the offering and sale of the Units. No order suspending the effectiveness of the Registration Statement has been issued by the Commission and no proceeding for that purpose or pursuant to Section 8A of the Securities Act against the Company or related to the offering has, to the knowledge of the Company, been initiated or threatened by the Commission; as of the applicable effective date of the Registration Statement and any amendment thereto, the Registration Statement complied and will comply in all material respects with the Securities Act, and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; and as of the date of the Prospectus and any amendment or supplement thereto and as of the Closing Date, the Prospectus will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation and warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to the Placement Agent furnished to the Company in writing by the Placement Agent expressly for use in the Registration Statement and the Prospectus and any amendment or supplement thereto. There are no contracts or documents which are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits thereto which have not been so described and filed as required.
     (e) Incorporated Documents. The documents incorporated by reference in the Registration Statement, the Prospectus or the Time of Sale Information, when they become effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable.
     (f) Financial Statements. The financial statements and the related notes thereto of the Company and its consolidated subsidiaries incorporated by reference or included in the Registration Statement, the Time of Sale Information and the Prospectus comply in all material respects with the applicable requirements of the Securities Act and the Exchange Act, as applicable, and present fairly the consolidated financial position of the Company and its subsidiaries as of the dates indicated and the results of their operations and the changes in their cash flows for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles in the United States applied on a consistent basis throughout the periods covered thereby, and the other financial information included or incorporated by reference in the Registration Statement, the Time of Sale Information and the Prospectus has been derived from the accounting records of the Company and its subsidiaries and presents fairly the information shown thereby.

     (g) No Material Adverse Change. Subsequent to the respective dates as of which information is given or incorporated by reference into the Time of Sale Information, (i) there has not been any material adverse change, or any development involving a prospective material adverse change, in or affecting the business, properties, management, financial position, stockholders’ equity, or results of operations of the Company and its subsidiaries taken as a whole and (ii) neither the Company nor any of its subsidiaries has sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, except in each case as otherwise disclosed in the Registration Statement, the Time of Sale Information and the Prospectus.
     (h) Organization and Good Standing. Other than ProlX Pharmaceuticals Corporation, Oncothyreon Canada, Inc. and Biomira Management, Inc., the Company has no significant subsidiaries. The Company and each of its subsidiaries have been duly organized and are validly existing and in good standing under the laws of their respective jurisdictions of organization, are duly qualified to do business and are in good standing in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged, except where the failure to be so qualified or have such power or authority would not, individually or in the aggregate, have a material adverse effect on the business, properties, management, financial position, stockholders’ equity or results of operations of the Company and its subsidiaries taken as a whole (a “Material Adverse Effect”). The Company does not own or control, directly or indirectly, any corporation, association or other entity other than the subsidiaries listed in Exhibit 21 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2008.
     (i) Capitalization. All outstanding shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and are not subject to any pre-emptive or similar rights; except as described in or expressly contemplated by the Time of Sale Information and the Prospectus, there are no outstanding rights (including, without limitation, pre-emptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any shares of capital stock or other equity interest in the Company or any of its subsidiaries, or any contract, commitment, agreement, understanding or arrangement of any kind relating to the issuance of any capital stock of the Company or any such subsidiary, any such convertible or exchangeable securities or any such rights, warrants or options; the capital stock of the Company conforms in all material respects to the description thereof contained in the Registration Statement, the Time of Sale Information and the Prospectus; and all the outstanding shares of capital stock or other equity interests of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly or indirectly by the Company, free and clear of any lien, charge, encumbrance, security interest, restriction on voting or transfer or any other claim of any third party.
     (j) [Reserved].
     (k) Due Authorization. This Agreement has been duly authorized, executed and delivered by the Company, and all action required to be taken by the Company prior to or as of the date hereof for the consummation by the Company of the transactions contemplated hereby has been duly and validly taken.

     (l) Capital Stock. The Shares to be issued and sold by the Company hereunder and the Warrant Shares have been duly authorized by the Company and, when issued and delivered and paid for as provided herein or in the Warrants, as applicable, will be duly and validly issued and will be fully paid and nonassessable and will conform to the descriptions thereof in the Time of Sale Information and the Prospectus; and the issuance of the Units, the Shares and the Warrant Shares is not subject to any preemptive or similar rights.
     (m) No Violation or Default. Neither the Company nor any of its subsidiaries is (i) in violation of its charter or by-laws or similar organizational documents; (ii) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject; or (iii) in violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clauses (ii) and (iii) above, for any such default or violation that would not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect.
     (n) No Conflicts. The execution, delivery and performance by the Company of this Agreement, the issuance by the Company of each of the Units, the Shares, the Warrants and the Warrant Shares and the consummation by the Company of the transactions contemplated by this Agreement will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, (ii) result in any violation of the provisions of the charter or by-laws or similar organizational documents of the Company or any of its subsidiaries or (iii) result in the violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except in the cases of clauses (i) and (iii) above as would not be reasonably expected to have a Material Adverse Effect.
     (o) No Consents Required. No consent, approval, authorization, order, registration or qualification of or with any court or arbitrator or governmental or regulatory authority is required for the execution, delivery and performance by the Company of this Agreement, the issuance by the Company of any of the Units, the Shares, the Warrants or the Warrant Shares or the consummation of any of the transactions contemplated by this Agreement, except for such additional steps as may be required by the Financial Industry Regulatory Authority (“FINRA”), the registration of the offer and sale of the Units, Shares, Warrants and Warrant Shares under the Securities Act and such consents, approvals, authorizations, orders and registrations or qualifications as may be required under applicable state securities laws in connection with the placement of the Units by the Placement Agent.
     (p) Legal Proceedings. Except as described in the Registration Statement, the Time of Sale Information and the Prospectus, there are no legal, governmental or regulatory investigations, actions, suits or proceedings pending to which the Company or any of its subsidiaries is or may be a party or to which any property of the Company or any of its subsidiaries is or may be the subject that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect or materially and adversely affect the ability of the Company to perform its obligations under this Agreement; no such investigations, actions, suits or proceedings are, to the knowledge of the Company, threatened or contemplated by any governmental or regulatory authority or threatened by others; and (i) there are no current or pending legal, governmental or regulatory actions, suits or proceedings that are required under the Securities Act to be described in the Registration Statement that are not so described in the Registration Statement, the Time of Sale Information and the Prospectus and (ii) there are no statutes, regulations or contracts or other documents that are required under the Securities Act to be filed as exhibits to the Registration Statement or described in the Registration Statement or the Prospectus that are not so filed as exhibits to the Registration Statement or described in the Registration Statement, the Time of Sale Information and the Prospectus.
     (q) Independent Accountants. Deloitte & Touche LLP (United States), which has certified certain financial statements of the Company, is an independent registered public accountant, and Deloitte & Touche LLP (Canada), which has certified certain financial statements of the Company, is an independent registered chartered accountant with respect to the Company and its subsidiaries within the applicable rules and regulations adopted by the Commission and the rules and regulations of the Public Accounting Oversight Board (United States) and as required by the Securities Act.
     (r) Title to Real and Personal Property. The Company and its subsidiaries have good and marketable title in fee simple to, or have valid rights to lease or otherwise use, all items of real and personal property reflected in the financial statements included or incorporated by reference in the Registration Statement or described in the Registration Statement or the Prospectus that are material to the businesses of the Company and its subsidiaries taken as a whole, in each case free and clear of all liens, encumbrances, claims and defects and imperfections of title except those that (i) do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries or (ii) could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.
     (s) Possession of Intellectual Property. Except as described in the Registration Statement, the Time of Sale Information and the Prospectus, (i) the Company owns, possesses or has adequate rights to use the Company Intellectual Property (as defined below), (ii) the Company has not received any written notice of any infringement of, or conflict with, any Intellectual Property of any third party, (iii) the Company is not aware of any third party intellectual property rights that would have a materially adverse effect on the ability of the Company to make, use or sell its products, (iv) no third party, including any academic or governmental organization, possesses or could obtain rights to the Company Intellectual Property which, if exercised, could enable such party to develop products competitive with those of the Company, and (v) neither the Company nor any of its subsidiaries is obligated to pay a material royalty, grant a material license, or provide other material consideration to any third party in connection with the Company Intellectual Property. Except as described in the Registration Statement, the Time of Sale Information and the Prospectus or as would not have a Material Adverse Effect, (x) the Company is not aware of any facts or circumstances that constitute an infringement by the Company of any valid claim of a third-party patent, (y) the Company is not aware of any facts or circumstances that constitute an infringement by the Company of, or conflict with, any non-patented Intellectual Property right of any third party, and (z) the Company is not aware of any facts or circumstances that would render any Company Intellectual Property invalid or unenforceable. For purposes of this Agreement, “Intellectual Property” means patents, patent rights, patent applications, licenses, inventions, copyrights, know how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names, and “Company Intellectual Property” means Intellectual Property that is necessary to carry on the business now operated by the Company as described in the Prospectus.
     (t) PTO Matters. The Company has duly and properly filed or caused to be filed with the United States Patent and Trademark Office (the “PTO”) and applicable foreign and international patent authorities all patent applications owned or exclusively licensed by the Company (the “Company Patent Applications”). To the knowledge of the Company, the Company has complied with the PTO’s duty of candor and disclosure and best mode requirement for the Company Patent Applications, and all other requirements for patentability and enforceability of any resultant patents, and has made no material misrepresentation in the Company Patent Applications. To the knowledge of the Company, the Company has complied with the relevant foreign filing requirements underlying patentability and enforceability of any resultant patents for the Company Patent Applications pending in countries outside the United States. The Company is not aware of any information material to a determination of patentability regarding the Company Patent Applications not called to the attention of the PTO or similar foreign authority. The Company is not aware of any information not called to the attention of the PTO or similar foreign authority which would preclude the grant of a patent for the Company Patent Applications. The Company has no knowledge of any information which would preclude the Company from having clear title to the Company Patent Applications.
     (u) No Undisclosed Relationships. No relationship, direct or indirect, exists between or among the Company or any of its subsidiaries, on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company or any of its subsidiaries, on the other, that is required by the Securities Act to be described in the Registration Statement and the Prospectus and that is not so described in such documents and in the Time of Sale Information.
     (v) Investment Company Act. The Company is not and, after giving effect to the offering and sale of the Units and the application of the proceeds thereof as described in the Time of Sale Information and the Prospectus, will not be required to register as an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder.
     (w) Taxes. Except as would not have a Material Adverse Effect, the Company and its subsidiaries have paid all federal, state, local and foreign taxes and filed all tax returns required to be paid or filed through the date hereof to the extent that such taxes have become due and are not being contested in good faith; and except as otherwise disclosed in the Registration Statement, the Time of Sale Information and the Prospectus, there is no tax deficiency that has been, or could reasonably be expected to be, asserted against the Company or any of its subsidiaries or any of their respective properties or assets except as would not have a Material Adverse Effect.
     (x) Licenses and Permits. The Company and each of its subsidiaries possess such permits, licenses, approvals, consents and other authorizations (collectively, “Governmental Licenses”) issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business of the Company as described in the Prospectus, including without limitation, all such registrations, approvals, certificates, authorizations and permits required by the United States Food and Drug Administration (the “FDA”) or any other federal, state, local or foreign agencies or bodies engaged in the regulation of clinical trials, pharmaceuticals, biologics or biohazardous substances or materials, except where the failure so to possess would not, singly or in the aggregate, result in a Material Adverse Effect; the Company and each of its subsidiaries are in compliance with the requirements of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, result in a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not, singly or in the aggregate, result in a Material Adverse Effect; and neither the Company nor any of its subsidiaries have received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect. The Company has no reason to believe that any party granting any such Governmental Licenses is considering limiting, suspending or revoking the same in any material respect. The Company has not failed to submit to the FDA an Investigational New Drug Application for a clinical trial it is conducting or sponsoring, except where such failure would not, singly or in the aggregate, have a Material Adverse Effect; all such submissions were in material compliance with applicable laws when submitted and no material deficiencies have been asserted by the FDA with respect to any such submissions, except any deficiencies which could not, singly or in the aggregate, have a Material Adverse Effect.
     (y) Tests and Preclinical and Clinical Studies. The Company and each of its subsidiaries have operated and currently are in compliance with all applicable rules and regulations of the FDA or any other federal, state, local or foreign governmental body exercising comparable authority, except where the failure to so operate or be in compliance would not have a Material Adverse Effect. The tests and preclinical and clinical studies conducted by or, to the Company’s knowledge, on behalf of the Company that are described in the Registration Statement and the Prospectus were and, if still pending, are being, conducted in all material respects in accordance with the protocols submitted to the FDA or any foreign government exercising comparable authority, procedures and controls pursuant to, where applicable, accepted professional and scientific standards, and all applicable laws and regulations; the descriptions of the tests and preclinical and clinical studies, and results thereof, conducted by or, to the Company’s knowledge, on behalf of the Company contained in the Registration Statement and the Prospectus are accurate and complete in all material respects; the Company is not aware of any other trials, studies or tests, the results of which reasonably call into question the results described or referred to in the Registration Statement and the Prospectus; and the Company has not received any written notice or correspondence from the FDA or any foreign, state or local governmental body exercising comparable authority requiring the termination, suspension, or clinical hold of any tests or preclinical or clinical studies, or such written notice or correspondence from any Institutional Review Board or comparable authority requiring the termination or suspension of a clinical study, conducted by or on behalf of the Company, which termination, suspension, or clinical hold would reasonably be expected to have a Material Adverse Effect.
     (z) No Labor Disputes. No labor disturbance by or dispute with employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company, is contemplated or threatened.
     (aa) Compliance With Environmental Laws. (i) The Company and its subsidiaries (x) are in compliance with any and all applicable federal, state, local and foreign laws, rules, regulations, requirements, decisions and orders relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (collectively, “Environmental Laws”); (y) have received and are in compliance with all permits, licenses, certificates or other authorizations or approvals required of them under applicable Environmental Laws to conduct their respective businesses; and (z) have not received written notice of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, and (ii) there are no costs or liabilities associated with Environmental Laws of or relating to the Company or its subsidiaries, except in the case of each of clauses (aa)(i)(x), (aa)(i)(y) and (aa)(ii)(y) above, for any such failure to comply, or failure to receive required permits, licenses or approvals, or cost or liability, as would not, individually or in the aggregate, have a Material Adverse Effect.
     (bb) Compliance With ERISA. Each employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that is maintained, administered or contributed to by the Company or any of its affiliates for employees or former employees of the Company and its affiliates has been maintained in compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations in all material respects, including but not limited to ERISA and the Internal Revenue Code of 1986, as amended (the “Code”); no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any such plan excluding transactions effected pursuant to a statutory or administrative exemption; and for each such plan that is subject to the funding rules of Section 412 of the Code or Section 302 of ERISA, no “accumulated funding deficiency” as defined in Section 412 of the Code has been incurred, whether or not waived, and the fair market value of the assets of each such plan (excluding for these purposes accrued but unpaid contributions) exceeds the present value of all benefits accrued under such plan determined using reasonable actuarial assumptions.
     (cc) Disclosure Controls. The Company maintains “disclosure controls and procedures” (as defined in Rule 13a-15(e) of the Exchange Act) that are reasonably designed to ensure that information required to be disclosed by the Company in reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Exchange Act, and that such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure. The Company has carried out evaluations of the effectiveness of its disclosure controls and procedures as required by Rule 13a-15 of the Exchange Act.

     (dd) Accounting Controls. The Company maintains systems of “internal control over financial reporting” (as defined in Rule 13a-15(f) of the Exchange Act) that comply with the requirements of the Exchange Act and have been designed by, or under the supervision of the Company’s principal executive and principal financial officers, or persons performing similar functions, to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as disclosed in the Registration Statement, the Time of Sale Information and the Prospectus, there are no material weaknesses in the Company’s internal control over financial reporting.
     (ee) Insurance. The Company and its subsidiaries have insurance covering their respective properties, operations, personnel and businesses, including business interruption insurance, which insurance is in amounts and insures against such losses and risks as are reasonable and prudent to protect the Company and its subsidiaries and their respective businesses; and neither the Company nor any of its subsidiaries has (i) received notice from any insurer or agent of such insurer that capital improvements or other expenditures are required or necessary to be made in order to continue such insurance or (ii) any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage at reasonable cost from similar insurers as may be necessary to continue its business.
     (ff) No Unlawful Payments. Neither the Company nor any of its subsidiaries nor, to the best knowledge of the Company, any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any of its subsidiaries has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.
     (gg) No Restrictions on Subsidiaries. No subsidiary of the Company is currently prohibited, directly or indirectly, under any agreement or other instrument to which it is a party or is subject, from paying any dividends to the Company, from making any other distribution on such subsidiary’s capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary’s properties or assets to the Company or any other subsidiary of the Company.
     (hh) No Broker’s Fees. Neither the Company nor any of its subsidiaries is a party to any contract, agreement or understanding with any person (other than this Agreement and the engagement letter between the Placement Agent and the Company) that would give rise to a valid claim against the Company or any of its subsidiaries or the Placement Agent for a brokerage commission, finder’s fee or like payment in connection with the offering and sale any of the Units, the Shares, the Warrants or the Warrant Shares.

     (ii) Exchange Listing. As of the date hereof, the Shares and Warrant Shares have been approved for listing on the NASDAQ Global Market, and as of the Closing Date, the Shares and Warrant Shares will be approved for listing on the Toronto Stock Exchange, in each case subject to official notice of issuance. Except as described in the Registration Statement, the Time of Sale Information and the Prospectus, the Company has not (i) taken, directly or indirectly, any action designed to, or that could reasonably be expected to have the effect of, terminating the registration of the Shares and Warrant Shares under the Exchange Act or the quotation of the Shares and Warrant Shares on the Nasdaq Global Market or the Toronto Stock Exchange or (ii) received any notification that the Commission, the Nasdaq Global Market or the Toronto Stock Exchange is contemplating terminating such registration or quotation.
     (jj) No Registration Rights. No person has the right to require the Company or any of its subsidiaries to register any securities for sale under the Securities Act by reason of the filing of the Registration Statement with the Commission or the issuance and sale of any of the Units, the Shares, the Warrants or the Warrant Shares.
     (kk) No Stabilization or Integration. The Company has not (i) taken, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Units or (ii) sold or issued any securities that would be integrated with the offering of any of the Units, the Shares, the Warrants or the Warrant Shares pursuant to the Securities Act or the interpretations thereof by the Commission.
     (ll) Business With Cuba. The Company has complied with all provisions of Section 517.075, Florida Statutes (Chapter 92-198, Laws of Florida) relating to doing business with the Government of Cuba or with any person or affiliate located in Cuba.
     (mm) Margin Rules. The application of the proceeds of the sale of the Units by the Company as described in the Time of Sale Information and the Prospectus will not violate Regulation T, U or X of the Board of Governors of the Federal Reserve System or any other regulation of such Board of Governors.
     (nn) Forward Looking Statements. No forward looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in the Registration Statement, the Time of Sale Information and the Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.
     (oo) Statistical and Market Data. Nothing has come to the attention of the Company that has caused the Company to believe that the statistical and market-related data included in the Registration Statement, the Time of Sale Information and the Prospectus is not based on or derived from sources that are reliable and accurate in all material respects.
     (pp) Sarbanes-Oxley Act. There is and has been no failure on the part of the Company or any of the Company’s directors or officers, in their capacities as such, to comply with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the “Sarbanes-Oxley Act”), including Section 402 related to loans and Sections 302 and 906 related to certifications to the extent that the Company is or has been required to comply with the Sarbanes-Oxley Act and such rules.

     (qq) Status under the Securities Act. The Company is not an ineligible issuer as defined under the Securities Act, in each case at the times specified in the Securities Act in connection with the offering of the Units.
     4. Further Agreements of the Company. The Company covenants and agrees with the Placement Agent that:
     (a) Required Filings. The Company shall (i) file the final Prospectus with the Commission within the time periods specified by Rule 424(b) under the Securities Act, (ii) file any Issuer Free Writing Prospectus to the extent required by Rule 433 under the Securities Act and (iii) furnish copies of the Prospectus and each Issuer Free Writing Prospectus (to the extent not previously delivered) to the Placement Agent in New York City prior to 10:00 A.M., New York City time, on the business day next succeeding the date of this Agreement in such quantities as the Placement Agent may reasonably request.
     (b) Delivery of Copies. The Company will deliver, without charge, to the Placement Agent, (i) a signed photocopy of the Registration Statement as originally filed and each amendment thereto, in each case including all exhibits and consents filed therewith and documents incorporated by reference therein and (ii) during the Prospectus Delivery Period (as defined below), as many copies of the Prospectus (and each Issuer Free Writing Prospectus) as the Placement Agent may reasonably request. As used herein, the term “Prospectus Delivery Period” means such period as in the opinion of counsel for the Placement Agent a prospectus relating to the Units is required by law to be delivered (or required to be delivered but for Rule 172 under the Securities Act) in connection with the sale of the Units.
     (c) Amendments or Supplements, Issuer Free Writing Prospectuses. To the extent applicable to the offer and sale of the Units, before preparing, using, authorizing, approving, referring to or filing any Issuer Free Writing Prospectus, and before filing any amendment or supplement to the Registration Statement or the Prospectus, the Company will furnish to the Placement Agent and counsel for the Placement Agent a copy of the proposed Issuer Free Writing Prospectus, amendment or supplement for review and will not prepare, use, authorize, approve, refer to or file any such Issuer Free Writing Prospectus or file any such proposed amendment or supplement to which the Placement Agent reasonably objects.
     (d) Notice to the Placement Agent. The Company will advise the Placement Agent promptly, and if requested confirm such advice in writing, (i) when the Registration Statement has become effective; (ii) when any amendment to the Registration Statement has been filed or becomes effective; (iii) when any supplement to the Prospectus or any Issuer Free Writing Prospectus or any amendment to the Prospectus has been filed; (iv) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or the receipt of any comments from the Commission relating to the Registration Statement or any other request by the Commission for any additional information; (v) of the issuance by the Commission of any order suspending the effectiveness of the Registration Statement or preventing or suspending the use of the Prospectus or the initiation or threatening of any proceeding for that purpose or pursuant to Section 8A of the Securities Act; (vi) of the occurrence of any event within the Prospectus Delivery Period as a result of which the Prospectus or the Time of Sale Information as then amended or supplemented would include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances existing when the Prospectus or the Time of Sale Information is delivered to a purchaser, not misleading; (vii) if at any time following the issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such free writing prospectus conflicted or conflicts with the information contained the Prospectus or Time of Sale Information and (vii) the receipt by the Company of any notice with respect to any suspension of the qualification of Shares and Warrant Shares for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and the Company will use its reasonable efforts to prevent the issuance of any such order suspending the effectiveness of the Registration Statement, preventing or suspending the use of the Prospectus or suspending any such qualification of the Shares and Warrant Shares and, if any such order is issued, will obtain as soon as possible the withdrawal thereof.
     (e) Ongoing Compliance. (1) If during the Prospectus Delivery Period (i) any event shall occur or condition shall exist as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances existing at the time the Prospectus is delivered to a purchaser of Units, not misleading or (ii) it is necessary to amend or supplement the Prospectus to comply with law, the Company will promptly notify Placement Agent thereof and forthwith prepare and, subject to paragraph (c) above, file with the Commission and furnish to Placement Agent and to such dealers as the Placement Agent may designate, such amendments or supplements to the Prospectus as may be necessary so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus will comply with law and (2) if at any time prior to the Closing Date (i) any event shall occur or condition shall exist as a result of which the Time of Sale Information as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances, not misleading or (ii) it is necessary to amend or supplement the Time of Sale Information to comply with law, the Company will promptly notify Placement Agent thereof and forthwith prepare and, subject to paragraph (c) above, file with the Commission (to the extent required) and furnish to Placement Agent and to such dealers as Placement Agent may designate, such amendments or supplements to the Time of Sale Information as may be necessary so that the statements in the Time of Sale Information as so amended or supplemented will not, in the light of the circumstances, be misleading or so that the Time of Sale Information will comply with law.
     (f) Blue Sky Compliance. The Company will qualify the Units under the securities or Blue Sky laws of such jurisdictions as Placement Agent shall reasonably request and will continue such qualifications in effect so long as required for distribution of such Units.
     (g) Earning Statement. The Company will make generally available to its security holders and the Placement Agent as soon as practicable an earning statement that satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 of the Commission promulgated thereunder covering a period of at least twelve months beginning with the first fiscal quarter of the Company occurring after the “effective date” (as defined in Rule 158) of the Registration Statement.
     (h) Clear Market. For a period of 90 days after the date hereof, the Company will not (i) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or (ii) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, without the prior written consent of the Placement Agent, other than (A) the Shares, (B) the issuance by the Company of Common Stock upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof, (C) the grant of options, restricted stock units or the issuance of Common Stock by the Company to employees, officers, directors or consultants of the Company who are natural persons pursuant to equity incentive plans as described in the Time of Sale Information, (D) the issuance by the Company of Common Stock in connection with any strategic transaction that includes a commercial or development relationship involving the Company and other entities (including but not limited to joint ventures, marketing or distribution arrangements, collaboration agreements or intellectual property license agreements) or (E) the issuance by the Company of Common Stock in connection with any equipment loan or leasing arrangement, real property leasing arrangement or debt financing from a bank or similar financial institution; provided that in the case of clauses (D) and (E), the Company shall cause each recipient of Common Stock pursuant to such issuance to execute and deliver to the Placement Agent a “lock-up” agreement substantially in the form of Exhibit C hereto as a condition of such transaction or financing. Notwithstanding the foregoing, if (1) during the last 17 days of the 90-day restricted period, the Company issues an earnings release or material news or a material event relating to the Company occurs; or (2) prior to the expiration of the 90-day restricted period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the 90-day period, the restrictions imposed by this Agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event. The Company hereby further agrees that, prior to engaging in any transaction or taking any other action that is subject to the terms of this Agreement, until and including the 34th day following the expiration of the initial 90-day restricted period, it will give notice thereof to the Company and will not consummate such transaction or take any such action unless it has received written confirmation from the Company or the Placement Agent that the 90-day restricted period (as such may have been extended pursuant to this paragraph) has expired.
     (i) [Reserved].
     (j) No Stabilization. The Company will not take, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Shares.
     (k) Reports. So long as any Shares or Warrant Shares are outstanding, the Company will make available to the Placement Agent, as soon as they are available, copies of all reports or other communications (financial or other) furnished to its stockholders, and copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange or automatic quotation system.
     (l) Record Retention. The Company will, pursuant to reasonable procedures developed in good faith, retain copies of each Issuer Free Writing Prospectus that is not filed with the Commission in accordance with Rule 433 under the Securities Act.
     5. Certain Agreements of the Placement Agent. The Placement Agent represents, warrants and agrees that:
     (a) It has not and will not use, authorize use of, refer to, or participate in the planning for use of, any “free writing prospectus,” as defined in Rule 405 under the Securities Act (which term includes use of any written information furnished to the Commission by the Company and not incorporated by reference into the Registration Statement and any press release issued by the Company) other than (i) a free writing prospectus that contains no “issuer information” (as defined in Rule 433(h)(2) under the Securities Act) that was not included (including through incorporation by reference) in a previously filed Issuer Free Writing Prospectus, (ii) any Issuer Free Writing Prospectus listed on Annex A or prepared pursuant to Section 3(c) or Section 4(c) above, or (iii) any free writing prospectus prepared by such the Placement Agent and approved by the Company in advance in writing (each such free writing prospectus referred to in clauses (i) or (iii), a “Placement Agent Free Writing Prospectus”).
     (b) It has not and will not distribute any Placement Agent Free Writing Prospectus referred to in clause (a)(i) in a manner reasonably designed to lead to its broad unrestricted dissemination.
     (c) It has not and will not, without the prior written consent of the Company, use any free writing prospectus that contains the final terms of the Units unless such terms have previously been included in a free writing prospectus filed with the Commission; provided that the Placement Agent may use a term sheet included in a Free Writing Prospectus listed on Annex A (or, prior to the execution hereof, any preliminary form of such term sheet approved by the Company); provided further that the Placement Agent shall notify the Company of its usage of such term and provide a copy of such term sheet to the Company, prior to, or substantially concurrently with, the first use of such term sheet.
     (d) It will, pursuant to reasonable procedures developed in good faith, retain copies of each free writing prospectus used or referred to by it, in accordance with Rule 433 under the Securities Act.
     (e) It is not subject to any pending proceeding under Section 8A of the Securities Act with respect to the offering (and will promptly notify the Company if any such proceeding against it is initiated during the Prospectus Delivery Period).
     6. Conditions of the Placement Agent. The obligations of the Placement Agent hereunder are subject to the performance by the Company of its covenants and other obligations hereunder and to the following additional conditions:

     (a) Registration Compliance; No Stop Order. No order suspending the effectiveness of the Registration Statement shall be in effect, and no proceeding for such purpose or pursuant to Section 8A under the Securities Act shall be pending before or threatened by the Commission; the Prospectus and each Issuer Free Writing Prospectus shall have been timely filed with the Commission under the Securities Act (in the case of an Issuer Free Writing Prospectus, to the extent required by Rule 433 under the Securities Act) and in accordance with Section 4(a) hereof; and all requests by the Commission for additional information shall have been complied with to the reasonable satisfaction of the Placement Agent.
     (b) Representations and Warranties. The representations and warranties of the Company contained herein shall be true and correct on the date hereof and on and as of the Closing Date and the statements of the Company and its officers made in any certificates delivered pursuant to this Agreement shall be true and correct on and as of the Closing Date.
     (c) Subscription Agreements. The Company shall have entered into the Subscription Agreements with the Investors and such agreements shall be in full force and effect.
     (d) No Material Adverse Change. No event or condition of a type described in Section 3(g) hereof shall have occurred or shall exist, which event or condition is not described in the Time of Sale Information (excluding any amendment or supplement thereto) and the Prospectus (excluding any amendment or supplement thereto) and the effect of which in the judgment of the Placement Agent makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Units on the Closing Date on the terms and in the manner contemplated by this Agreement, the Time of Sale Information and the Prospectus.
     (e) Officers’ Certificate. The Placement Agent shall have received on and as of the Closing Date a certificate of (i) the Company’s chief executive officer (A) confirming that such officer has carefully reviewed the Registration Statement, the Time of Sale Information, the Prospectus and this Agreement and that the representations and warranties of the Company in this Agreement are true and correct as of the Closing Date and (B) confirming that the Company has complied with all agreements and satisfied all conditions on their part to be performed or satisfied hereunder at or prior to such Closing Date and (ii) the Company’s principal financial officer confirming that certain executive compensation data contained in the Company’s Definitive Proxy Statement for its 2009 Annual Meeting of Stockholders attached to such certificate has been derived from the Company’s books and records and fairly reflects such information in all material respects.
     (f) Comfort Letters. On the date of this Agreement and on the Closing Date, each of Deloitte & Touche LLP (United States) and Deloitte & Touche LLP (Canada) (each an “Auditor”) shall have furnished to the Placement Agent , at the request of the Company, letters, dated the respective dates of delivery thereof and addressed to the Placement Agent and the board of directors of the Company, in form and substance reasonably satisfactory to the Placement Agent, containing statements and information of the type customarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus; provided, that the letter delivered on the Closing Date shall use a “cut-off” date no more than three business days prior to such Closing Date; provided that each Auditor shall only be responsible to deliver such comfort letter with respect to such financial statements and financial information related to periods during which such Auditor was engaged by the Company.
     (g) Opinion of Counsel for the Company. Wilson Sonsini Goodrich & Rosati, P.C., counsel for the Company, shall have furnished to the Placement Agent, at the request of the Company, their written opinion, dated the Closing Date and addressed to the Placement Agent, in form and substance reasonably satisfactory to the Placement Agent.
     (h) Opinion of Patent Counsel for the Company. The Placement Agent shall have received on and as of the Closing Date an opinion of Pepper Hamilton LLP, patent counsel for the Company with respect to patent issues related to the Company’s small molecule compounds, in form and substance reasonably satisfactory to the Placement Agent.
     (i) Opinion of Counsel for the Placement Agent. The Placement Agent shall have received on and as of the Closing Date an opinion of Dechert LLP, counsel for the Placement Agent, with respect to such matters as the Placement Agent may reasonably request, and such counsel shall have received such documents and information as they may reasonably request to enable them to pass upon such matters.
     (j) No Legal Impediment to Issuance. No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of the Closing Date, prevent the issuance or sale of the Units; and no injunction or order of any federal, state or foreign court shall have been issued that would, as of the Closing Date, prevent the issuance or sale of the Units.
     (k) Good Standing. The Placement Agent shall have received on and as of the Closing Date satisfactory evidence of the good standing of the Company and ProlX Pharmaceuticals Corporation in their respective jurisdictions of organization and their good standing as foreign entities in the state of Washington and the state of Arizona in the case of ProlX Pharmaceuticals Corporation, in each case in writing or any standard form of telecommunication from the appropriate Governmental Authorities of such jurisdictions.
     (l) Exchange Listing. The Shares to be delivered on the Closing Date shall have been approved for listing on (i) the NASDAQ Global Market or NASDAQ Capital Market and (ii) and the Toronto Stock Exchange, subject to official notice of issuance.
     (m) Lock-up Agreements. The “lock-up” agreements, each substantially in the form of Exhibit C hereto, between the Company and the executive officers and directors of the Company relating to sales and certain other dispositions of Common Stock or certain other securities, delivered to the Company on or before the date hereof, shall be full force and effect on the Closing Date.
     (n) Additional Documents. On or prior to the Closing Date, the Company shall have furnished to the Placement Agent such further certificates and documents as the Placement Agent may reasonably request.

     All opinions, letters, certificates and evidence mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Placement Agent.
     7. Indemnification and Contribution.
     (a) Indemnification of the Placement Agent by the Company. The Company agrees to indemnify and hold harmless the Placement Agent, its affiliates, directors and officers and each person, if any, who controls the Placement Agent within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, legal fees and other expenses reasonably incurred in connection with any suit, action or proceeding or any claim asserted), joint or several, that arise out of, or are based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, not misleading, (ii) or any untrue statement or alleged untrue statement of a material fact contained in the Prospectus (or any amendment or supplement thereto) or the Time of Sale Information (including any Time of Sale Information that has subsequently been amended), or caused by any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, in each case except insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to the Placement Agent furnished to the Company in writing by the Placement Agent expressly for use therein, it being understood and agreed that the only such information furnished by the Placement Agent consists of the information described as such in subsection (b) below.
     (b) Indemnification of the Company. The Placement Agent agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the indemnity set forth in paragraph (a) above, but only with respect to any losses, claims, damages or liabilities that arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to the Placement Agent furnished to the Company in writing by the Placement Agent expressly for use in the Registration Statement, the Prospectus (or any amendment or supplement thereto), any Issuer Free Writing Prospectus or any Time of Sale Information, it being understood and agreed upon that the only such information furnished by the Placement Agent consists of the name of the Placement Agent set forth on the cover page of the Prospectus and the following items under the caption “Plan of Distribution” in the Prospectus: the second and third sentences of the first paragraph and the tenth paragraph.
     (c) Notice and Procedures. If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnification may be sought pursuant to the preceding paragraphs of this Section 7, such person (the “Indemnified Person”) shall promptly notify the person against whom such indemnification may be sought (the “Indemnifying Person”) in writing; provided that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have under this Section 7 except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided, further, that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have to an Indemnified Person otherwise than under this Section 7. If any such proceeding shall be brought or asserted against an Indemnified Person and it shall have notified the Indemnifying Person thereof, the Indemnifying Person shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person in such proceeding and shall pay the fees and expenses of such counsel related to such proceeding. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary, (ii) the named parties to any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between such persons or (iii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person. It is understood and agreed that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be paid or reimbursed as they are incurred. Any such separate firm for the Placement Agent, its affiliates, directors and officers and any control persons of the Placement Agent shall be designated in writing by Boenning & Scattergood Inc. and any such separate firm for the Company, its directors, its officers who signed the Registration Statement and any control persons of the Company shall be designated in writing by the Company. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final, non-appealable judgment for the plaintiff, the Indemnifying Person agrees to indemnify each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. No Indemnifying Person shall, without the written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnification could have been sought hereunder by such Indemnified Person, unless such settlement (x) includes an unconditional release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (y) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.
     (d) Contribution. To the extent that the indemnification provided for in paragraphs (a), (b) and (c) above is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the Placement Agent, on the other, from the sale of the Units or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Company, on the one hand, and the Placement Agent, on the other, in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand, and the Placement Agent, on the other, shall be deemed to be in the same respective proportions as the net proceeds (before deducting expenses) received by the Company from the sale of the Units and the total placement agent fees received by the Placement Agent in connection therewith, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate offering price of the Units. The relative fault of the Company, on the one hand, and the Placement Agent, on the other, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Placement Agent and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.
     (e) Limitation on Liability. The Company and the Placement Agent agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Person in connection with any such action or claim. Notwithstanding the provisions of this Section 7, in no event shall the Placement Agent be required to contribute any amount in excess of the amount by which the total placement agent fees received by the Placement Agent with respect to the offering of the Units exceeds the amount of any damages that the Placement Agent has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Placement Agent’ obligations to contribute pursuant to this Section 7 are several in proportion to their respective purchase obligations hereunder and not joint.
     (f) Non-Exclusive Remedies. The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any Indemnified Person at law or in equity.
     8. Effectiveness of Agreement. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.
     9. Termination. This Agreement may be terminated in the absolute discretion of the Placement Agent, by notice to the Company, if after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on or by any of the New York Stock Exchange, the American Stock Exchange, or the NASDAQ Global Market (the NASDAQ Capital Market if the Common Stock of the Company is traded thereon); (ii) trading of any securities issued or guaranteed by the Company shall have been suspended on any exchange or in any over-the-counter market; (iii) a general moratorium on commercial banking activities shall have been declared by federal or New York State authorities; or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis, either within or outside the United States, that, in the judgment of the Placement Agent, is material and adverse and makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Shares on the Closing Date, on the terms and in the manner contemplated by this Agreement, the Time of Sale Information and the Prospectus.
     10. [Reserved.]
     11. Expenses and Payments. (a) Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Company shall pay or cause to be paid (i) all costs and expenses incident to the performance of its obligations hereby contemplated, including without limitation (A) the costs incident to the authorization, issuance, sale, preparation and delivery of each of the Units, the Shares, the Warrants and the Warrant Shares and any taxes payable in that connection, (B) the costs incident to the preparation, printing and filing under the Securities Act of the Registration Statement, any Issuer Free Writing Prospectus, any Time of Sale Information and the Prospectus (including all exhibits, amendments and supplements thereto) and the distribution thereof, (C) the costs of reproducing and distributing this Agreement (D) the fees and expenses of the Company’s counsel and independent accountants, (E) the fees and expenses incurred in connection with the registration or qualification and determination of eligibility for investment of the Units under the laws of such jurisdictions as the Placement Agent may designate and the preparation, printing and distribution of a Blue Sky Memorandum (including the related fees and expenses of counsel for the Placement Agent), (F) the cost of preparing stock certificates, (G) the costs and charges of any transfer agent and any registrar, (H) all expenses and application fees incurred in connection with any filing with, and clearance of the offering by, the Financial Industry Regulatory Authority, (I) all expenses incurred by the Company in connection with any “road show” presentation to potential investors and (J) all expenses and application fees related to the listing of the Shares on the NASDAQ Global Market and the Toronto Stock Exchange and (ii) all reasonable out-of-pocket expenses incurred by the Placement Agent from time to time in connection with the offering contemplated by this Agreement, including (1) travel-related expenses (without regard to volume-based or similar credits or rebates the Placement Agent may receive from travel agents, airlines and other vendors on a periodic basis) and research, database and similar information charges paid to third party vendors and postage, telecommunication and duplicating expenses and (2) reasonable attorneys’ fees and related legal expenses incurred in connection with the negotiation and performance of the engagement letter between the Placement Agent and the Company, this Agreement, the Prospectus and the matters contemplated by the engagement letter and this Agreement; provided that the Company’s liability under this clause (2) shall not exceed $50,000. All amounts payable by the Company under this Paragraph 11 shall be paid within 30 days of the Company’s receipt of the underlying invoice.
     (b) The Placement Agent may terminate this Agreement if the Company fails or refuses to comply with any of the terms of this Agreement. Subject to the restrictions set forth in Section 6(a)(ii), if the Placement Agent terminates this Agreement because of the failure or refusal on the part of the Company to comply with the terms of this Agreement, the Company agrees to reimburse the Placement Agent for all documented out-of-pocket costs and expenses (including the fees and expenses of their counsel) reasonably incurred by the Placement Agent in connection with this Agreement and the offering contemplated hereby.

     12. Persons Entitled to Benefit of Agreement. Except as expressly set forth in the Subscription Agreements with respect to the representations and warranties of the Company contained in Section 3 hereof, this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and any controlling persons referred to in Section 7 hereof. Nothing in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.
     13. Survival. The respective indemnities, rights of contribution and representations and warranties the Company and the Placement Agent contained in this Agreement or made by or on behalf of the Company or the Placement Agent pursuant to this Agreement or any certificate delivered pursuant hereto shall survive the delivery of and payment for each of the Units, the Shares, the Warrants and the Warrant Shares and shall remain in full force and effect, regardless of any termination of this Agreement or any investigation made by or on behalf of the Company or the Placement Agent.
     14. Certain Defined Terms. For purposes of this Agreement, (a) except where otherwise expressly provided, the term “affiliate” has the meaning set forth in Rule 405 under the Securities Act, (b) the term “business day” means any day other than a day on which banks are permitted or required to be closed in New York City, (c) the term “subsidiary” has the meaning set forth in Rule 405 under the Securities Act and (d) the term “significant subsidiary” has the meaning set forth in Rule 1-02 of Regulation S-X under the Exchange Act.
     15. Miscellaneous. (a) Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted and confirmed by any standard form of telecommunication. Notices to the Placement Agent shall be given to the Placement Agent c/o Boenning & Scattergood, Inc., 4 Tower Bridge, 200 Barr Harbor Drive, Suite 300, West Conshohocken, PA 19428 (fax: 610.832.5301); Attention: Stephen Hurly. Notices to the Company shall be given to it at 2601 Fourth Avenue, Suite 500, Seattle, WA 98121, (fax: 206.801.2111); Attention: Chief Executive Officer.
     (b) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.
     (c) Counterparts. This Agreement may be signed in counterparts (which may include counterparts delivered by any standard form of telecommunication), each of which shall be an original and all of which together shall constitute one and the same instrument.
     (d) Amendments or Waivers. No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.
     (e) Headings. The headings herein are included for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

     If the foregoing is in accordance with your understanding, please indicate your acceptance of this Placement Agency Agreement by signing in the space provided below.

Very truly yours,

ONCOTHYREON INC.

By	/s/ Robert L. Kirkman, M.D. Title: Chief Executive Officer and President
Accepted: May 19, 2009
BOENNING & SCATTERGOOD, INC.

By	/s/ David Parke Authorized Signatory

Annex A
a.	Time of Sale Information

Issuer Free Writing Prospectus dated May 19, 2009.

b.	Pricing Information Provided Orally by the Placement Agent

Number of Units: 3,878,993

Number of Shares: 3,878,993

Warrant Coverage: 75%

Price per Unit: $2.85

Warrant Exercise Price: $3.92